REVENUE AND OTHER OPERATING INCOME	6 Months Ended
Jun. 30, 2025
Revenue [abstract]
REVENUE AND OTHER OPERATING INCOME	REVENUE AND OTHER OPERATING INCOME
Revenues

The lease and non-lease components of our revenues in the six months ended June 30, 2025 were as follows:

(in thousands of $)	Lease	Non-lease	Total
Voyage charter revenues	399,467	461,916	861,383
Time charter revenues	28,664	13,153	41,817
Administrative income	—	4,743	4,743
Total revenues	428,131	479,812	907,943

The lease and non-lease components of our revenues in the six months ended June 30, 2024 were as follows:

(in thousands of $)	Lease	Non-lease	Total
Voyage charter revenues	610,186	483,021	1,093,207
Time charter revenues	26,330	9,340	35,670
Administrative income	—	5,546	5,546
Total revenues	636,516	497,907	1,134,423

Four LR2 tankers were on fixed rate time charter-out contracts as of December 31, 2024, two of which were redelivered in the six months ended June 30, 2025.

One VLCC was on a fixed rate time charter-out contract as of December 31, 2024 and June 30, 2025.

One Suezmax tanker was on a variable rate time charter-out contract as of December 31, 2024 and June 30, 2025. In the six months ended June 30, 2025, the Company recognized profit share income of $0.4 million in relation to this charter.

Other operating income

Other operating income in the six months ended June 30, 2025 and June 30, 2024 was as follows:

(in thousands of $)	2025	2024
Gain on sale of vessels	—	94,229
Other gains	92	—
Total other operating income	92	94,229

In January 2024, the Company announced that it had entered into an agreement to sell its five oldest VLCCs, built in 2009 and 2010, for an aggregate net sale price of $290.0 million. The vessels were delivered to the new owner in the six months ended June 30, 2024. After repayment of existing debt on the five vessels, the transaction generated net cash proceeds of $208.0 million. The Company recorded a gain of $68.6 million in the six months ended June 30, 2024.

In January 2024, the Company entered into an agreement to sell one of its oldest Suezmax tankers, built in 2010, for a net sale price of $45.0 million. The vessel was delivered to the new owner in the six months ended June 30, 2024. After repayment of existing debt on the vessel, the transaction generated net cash proceeds of $32.0 million, and the Company recorded a gain of $11.8 million in the six months ended June 30, 2024.

In March 2024, the Company entered into an agreement to sell one of its oldest Suezmax tankers, built in 2010, for a net sale of $46.9 million.The vessel was delivered to the new owner in the six months ended June 30, 2024. After repayment of existing debt on the vessel, the transaction generated net cash proceeds of $34.0 million, and the Company recorded a gain of $13.8 million in the six months ended June 30, 2024.

In August 2025, the Company entered into an agreement to sell its oldest Suezmax tanker, built in 2011, for a net sale price of $36.4 million. The vessel was delivered to the new owner during the third quarter of 2025. After repayment of existing debt on the vessel, the transaction is expected to generate net cash proceeds of approximately $23.7 million, and the Company expects to record a gain of approximately $6.0 million in the third quarter of 2025.